State Bond
U.S. Government and Agency Securities Fund


[LOGO APPEARS HERE]



                                  State Bond
                             U.S. Government and
                              Agency Securities
                                     Fund




                                    Annual
                                    Report




                               October 31, 1995

State Bond U.S. Government and Agency Securities Fund



TO THE SHAREHOLDERS:

The State Bond U.S. Government and Agency Securities Fund (the "Fund") completed its tenth year of operations on October 31, 1995. We wish to welcome the new shareholders that joined us during the year and thank all of our shareholders for their continued investment in the Fund.

Shareholders receive a flow of income from the Fund through its policy of distributing dividends monthly. During this fiscal year, the Fund paid dividends that totaled 32 cents per share and also paid a per share capital gain distribution of 2 cents. The net asset value per share increased from $4.73 at the beginning of the fiscal year to $5.10 on October 31, 1995. If your shares were owned at the beginning of the year, and you elected to have all dividends and the capital gain distribution reinvested, the value of your shares increased 15.48%.

During the fiscal year, long-term interest rates, while having periods of fluctuation, produced an overall trend toward lower rates. This is illustrated by the 30-year U.S. Treasury bond, which began the fiscal year in November 1994, yielding nearly 8% and closed the year at a 6.33% yield, which in turn produced higher values for the investments held in the Fund's portfolio.

The Schedule of Investments in this report shows that the Fund's portfolio consists of 73.3% of Government National Mortgage Association (Ginnie Mae) certificates, 22.9% of Federal National Mortgage Association (Fannie Mae) certificates, and the remainder in cash equivalents. The investment securities of the Fund have coupons ranging from 7.00% to 8.50%, with the largest concentration, 34.4%, having a 7.00% coupon followed by the 7.50% level with 30.7% of the portfolio's market value. These investments represent the majority of the Fund's portfolio and with their valuations near or less than par, a scenario of lower rates in the future should result in appreciation for these investments.

We would be pleased to respond to inquiries regarding the Fund or your investment in its shares.

Sincerely,

/s/ Keith O. Martens
Keith O. Martens
Vice President

             State Bond U.S. Government and Agency Securities Fund

                            Schedule of Investments

                               October 31, 1995


                                                    PRINCIPAL
                                                     AMOUNT            VALUE
                                                   ----------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES (96.2%)

Government National Mortgage Association (73.3%)
  8.50%, due 9/15/2021                             $  245,731     $   254,101
  8.50%, due 3/15/2022                              1,316,851       1,346,612
  8.50%, due 5/15/2022                                306,595         314,228
  8.00%, due 6/15/2022                                479,849         488,810
  7.50%, due 8/15/2022                                718,128         727,095
  7.50%, due 10/15/2022                               338,751         349,871
  7.50%, due 1/15/2023                                921,448         914,717
  7.50%, due 2/15/2023                                986,370         969,387
  7.50%, due 4/15/2023                                416,310         408,522
  7.50%, due 5/15/2023                                417,011         409,888
  7.00%, due 7/15/2023                                950,365         925,644
  7.00%, due 8/15/2023                                704,210         675,426
  8.00%, due 4/15/2024                                894,245         920,014
  7.50%, due 6/15/2024                                485,932         489,908
  8.00%, due 7/15/2024                                479,480         497,833
  8.50%, due 9/15/2024                                481,968         509,065
                                                                ----------------
                                                                   10,201,121


Federal National Mortgage Association (22.9%)
  7.00%, due 10/01/2023                             2,354,708       2,283,361
  7.00%, due 11/01/2023                               433,627         420,193
  7.00%, due 12/01/2023                               485,777         475,502
                                                                ----------------

                                                                    3,179,056
                                                                ----------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES (Cost $13,417,356)                                  $ 13,380,177




                                                    PRINCIPAL
                                                      AMOUNT           VALUE
                                                 -----------------------------

REPURCHASE AGREEMENT (3.8%)
  Repurchase agreement with Norwest Investment
    Securities, Inc., 4.65%, dated
    10/27/95, due 11/1/95, (Collateralized by
    U.S. Treasury Note, due 11/15/97,
    value $527,609) (Cost $525,000)                  $525,000       $   525,000
                                                                    -----------

TOTAL INVESTMENTS (100.0%) (Cost $13,942,356)                       $13,905,177
                                                                    ===========

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statement of Assets and Liabilities

                               October 31, 1995

ASSETS
Investment in securities, at value (cost $13,942,356)
(Note l)-See accompanying schedule                               $ 13,905,177
Cash                                                                  141,229
Interest and other receivables                                         83,641
                                                                 ------------
TOTAL ASSETS                                                       14,130,047

LIABILITIES
Payable for capital shares repurchased                                 28,458
Dividends payable                                                      60,804
Payable to affiliates                                                  11,922
Other payables and accrued expenses                                    30,155
                                                                 ------------
TOTAL LIABILITIES                                                     131,339
                                                                 ------------

NET ASSETS                                                       $ 13,998,708
                                                                 ============

Net Assets consist of:
  Paid-in capital                                                $ 14,083,364
  Undistributed net realized loss                                     (47,477)
  Net unrealized depreciation on investment securities                (37,179)
                                                                 ------------

NET ASSETS, for 2,742,371 shares outstanding                     $ 13,998,708
                                                                 ============

NET ASSET VALUE, and redemption price per share                  $       5.10
                                                                 ============

Maximum offering price per share (includes maximum sales
  charge of 5%--reduced on purchases of $25,000 or more)         $       5.37
                                                                 ============

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                            Statement of Operations

                          Year Ended October 31, 1995




INVESTMENT INCOME
  Interest                                                       $1,028,789


EXPENSES (Note 2)
  Investment advisory and management fees, net of
  12b-1 plan fees                                                    55,185
  Rule 12b-1 plan fees                                               34,490
  Professional fees                                                  13,100
  Shareholders' reports                                              10,000
  Transfer agent fees                                                13,100
  Custodian fees                                                      9,800
  Accounting and pricing service fees                                14,200
  Directors' fees and expenses                                        5,000
  Registration fees                                                  10,640
  Other expenses                                                      7,360
                                                                 ------------
    Total expenses before reimbursement                             172,875
    Less: expense reimbursement                                     (34,914)
                                                                 ------------
    Net expenses                                                    137,961
                                                                 ------------
Net investment income                                               890,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1)
  Net realized loss on investments                                  (47,477)
  Change in unrealized depreciation on investments                1,150,333
                                                                 ------------
Net realized and unrealized gain on investments                   1,102,856
                                                                 ------------
Net increase in net assets resulting from operations             $1,993,684
                                                                 ============

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statements of Changes in Net Assets


                                                              YEAR ENDED OCTOBER 31,
                                                                1995          1994
                                                         -------------------------------


INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $   890,828         $   905,347
  Net realized gain (loss) on investments                    (47,477)             59,296
  Net unrealized appreciation (depreciation)               1,150,333          (1,618,125)
                                                         -------------------------------

    Net increase (decrease) in net assets resulting
      from operations                                      1,993,684            (653,482)

Distributions to shareholders from:
  Net investment income                                     (890,828)           (905,347)
  Net realized gain                                          (58,624)            (63,055)
                                                         -------------------------------
    Total distributions to shareholders                     (949,452)           (968,402)


Capital share transactions:
  Proceeds from sales of shares                            1,886,616           1,782,523
  Proceeds from reinvested dividends                         611,738             629,881
  Cost of shares redeemed                                 (3,067,671)         (3,224,518)
                                                         -------------------------------
    Net decrease in net assets resulting from share
      transactions                                          (569,317)           (812,114)
                                                         -------------------------------

Total increase (decrease) in net assets                      474,915          (2,433,998)

NET ASSETS
Beginning of year                                         13,523,793          15,957,791
                                                         -------------------------------

End of year                                              $13,998,708         $13,523,793
                                                         ===============================

OTHER INFORMATION
Shares:
  Sold                                                       385,235             357,050
  Issued through reinvestment of dividends                   124,760             124,962
  Redeemed                                                  (625,368)           (640,455)
                                                         -------------------------------
    Net decrease                                            (1l5,373)           (l58,443)
                                                         ===============================

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                             Financial Highlights




                                               YEAR ENDED OCTOBER 31,
                                  --------------------------------------------
                                    1995     1994     1993     1992     1991
                                  --------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
  of year                          $  4.73  $  5.29  $  5.24  $  5.21  $  4.90
Income from investment
  operations:
  Net investment income                .32      .31      .33      .37      .41
  Net realized and unrealized
    gain (loss) on investments         .39     (.54)     .08      .03      .31
                                  --------------------------------------------
  Total from investment
    operations                         .71     (.23)     .41      .40      .72
Less distributions:
  From net investment income          (.32)    (.31)    (.33)    (.37)    (.41)
  From realized gains                 (.02)    (.02)    (.03)      -        -
                                  --------------------------------------------
  Total distributions                 (.34)    (.33)    (.36)    (.37)    (.41)
                                  --------------------------------------------

Net asset value, end of year       $  5.10  $  4.73  $  5.29  $  5.24  $  5.21
                                  ============================================

TOTAL RETURN*                        15.48%   (4.50%)   8.11%    7.93%   15.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year (in
  thousands)                       $13,999  $13,524  $15,958  $14,713  $11,285
Ratio of expenses to average net
  assets                              1.00%    1.00%    1.00%    1.00%    1.00%
Ratio of net investment income
  to average net assets               6.46%    7.22%    6.30%    7.01%    8.03%
Ratio of expenses to average net
  assets before voluntary
  expense reimbursements              1.25%    1.23%    1.21%    1.22%    1.37%
Ratio of net investment income
  to average net assets before
  voluntary expense
  reimbursements                      6.20%    6.00%    6.12%    6.77%    7.69%
Portfolio turnover rate                  7%      23%       9%      47%       8%


*Total returns do not consider the effects of the one time sales charge.

             State Bond U.S. Government and Agency Securities Fund

                         Notes to Financial Statements

                                October 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond U.S. Government and Agency Securities Fund (the "Fund") is the only investment portfolio of the State Bond Income Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income and preserve capital.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Investment securities are stated at market values. Market valuations are provided by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at the mean between quoted bid and asked prices when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value, as determined by the pricing service. Short-term holdings maturing in sixty days or less are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the order to buy or sell is executed. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses on securities sold are determined on the basis of specific identification.

At October 31, 1995, net unrealized depreciation of investment securities aggregated $37,179, of which $150,007 related to appreciated investment securities and $187,186 to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes. At October 31, 1995, the Fund had a capital loss carryforward of $47,477 which is available to offset future taxable gains and will expire October 31, 2003.

INCOME TAXES

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable income. Therefore, no provision for federal or state income tax is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Distributions from taxable net realized investment gains, if any, will be declared at least once a year. Distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% of average daily net assets of the Fund. Included in the investment advisory fee is .25% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution.

             State Bond U.S. Government and Agency Securities Fund

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES (CONTINUED)

ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1.00% of the average daily net assets, despite the fact that higher expenses may be permitted by state law.

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $45,868 for the fiscal year ended October 31, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for shares of its capital shares as shown in the accompanying statements of changes in net assets.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. CAPITAL SHARES

At October 31, 1995, the Fund had authority to issue ten billion shares of common stock, each with a par value of $.00001.

                        Report of Independent Auditors

Board of Directors and Shareholders
  State Bond U.S. Government and Agency Securities Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond U.S. Government and Agency Securities Fund (the "Fund") as of October 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1994 and financial highlights for each of the four years in the period ended October 31, 1994 of the State Bond U.S. Government and Agency Securities Fund were audited by other auditors whose report dated November 29, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond U.S. Government and Agency Securities Fund at October 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
November 17, 1995

BOARD OF DIRECTORS

William B. Faulkner
President, William Faulkner & Associates, Inc.
Director, State Bond mutual funds

Patrick M. Finley
President, Universal Cooperatives, Inc.
Director, State Bond mutual funds

Arthur J. Gartland
Co-founder and President, Benedetto, Gartland & Greene, Inc.
Director, State Bond mutual funds

John Katz
Executive Vice President, Equitable Investment Corporation, retired 1991 Director, State Bond mutual funds

John R. Lindholm
Executive Vice President, ARM Financial Group, Inc.
President, State Bond and Mortgage Life Insurance Company
Chairman, State Bond mutual funds

Chris L. Mahai
Senior Vice President, Strategic Integration, Star Tribune
Director, State Bond mutual funds

Theodore S. Rosky
Executive Vice President and Chief Financial Officer,
Providian Corporation, retired 1992
Director, State Bond mutual funds

                      -----------------------------------

                               INVESTMENT ADVISER
                           ARM Capital Advisors, Inc.

                              GENERAL DISTRIBUTOR
                          SBM Financial Services, Inc.
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota  56073-0069
                                 1-800-328-4735

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                             Kansas City, Missouri

                      -----------------------------------

This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.